SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 13, 2004



                                   UNOVA, INC.
               (Exact name of registrant as specified in charter)


          Delaware                     001-13279               95-4647021
(State or other jurisdiction   (Commission file number)      (I.R.S. Employer
      of incorporation)                                   Identification Number)

                   6001 36th Avenue West                        98203-1264
                    Everett, Washington                        (Zip Code)
                       www.unova.com
                     -----------------
 (Address of principal executive offices and internet site)

       Registrant's telephone number, including area code: (425) 265-2400




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Item 7.   Financial Statements and Exhibits

(c) The following exhibit is filed as part of this report:

Exhibit          Description
-------          ------------

  99.1         Press Release issued by UNOVA, Inc., dated January 13, 2004.



Item 9.  Regulation FD Disclosure

On January 13, 2004, UNOVA, Inc. issued a press release to announce that the Board of Directors has elected Kenneth L. Cohen Vice President, Treasurer, and an Executive Officer, effective January 1, 2004.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    UNOVA, INC.


                                    By: /s/ Michael E. Keane
                                        ---------------------
                                        Michael E. Keane
                                        Senior Vice President and
                                        Chief Financial Officer


January 13, 2004